UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2022

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38875 (Commission File Number)	83-0806637 (IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL (Address of principal executive offices)	33487 (Zip Code)
Registrant’s telephone number, including area code: (877) 292-7660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Greenlane Holdings, Inc. (“Greenlane” or the “Company”) previously approved, subject to stockholder approval, the Second Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “Amended Plan”). At the Company’s Annual Meeting of Stockholders held on August 4, 2022 (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan, which among other things, increases the number of shares of Greenlane Class A common stock, $0.01 par value per share (the “Class A common stock”), authorized for issuance under the plan by 15,700,000 shares.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2022, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which will effect a one-for-20 Reverse Split (as defined below) of Greenlane’s issued and outstanding Class A common stock and Class B common stock, par value $0.0001 per share (the “Class B common stock” and together with the Class A common stock, the “Common Stock”) which will become effective at 5:01 PM Eastern Time on August 9, 2022, after the close of trading on The Nasdaq Global Market (“Nasdaq”).

As a result of the Reverse Split, every 20 shares of Common Stock issued and outstanding will be converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock will instead receive a cash payment equal to such fraction multiplied by the average of the closing sales prices of the Class A common stock on the Nasdaq for the five consecutive trading days immediately preceding the effective date.

The Reverse Split will not change the par value of the Common Stock or the authorized number of shares of Common Stock. The Reverse Split will affect all shareholders uniformly and will not alter any stockholder’s percentage interest in Greenlane’s equity (other than as a result of the payment of cash in lieu of fractional shares). All outstanding options, restricted stock awards, warrants and other securities entitling their holders to purchase or otherwise receive shares of Common Stock will be adjusted as a result of the Reverse Split, as required by the terms of each security. The number of shares available to be awarded under the Amended Plan, which was approved by stockholders at the Annual Meeting as described above, will also be appropriately adjusted.

The Class A common stock will begin trading on the Nasdaq on a post-reverse split basis when the market opens on August 10, 2022. The new CUSIP number for the Class A common stock will be 395330202.

The foregoing brief description is qualified in its entirety by the text of the Certificate of Amendment, a copy of which is incorporated herein by reference as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement that was filed with the Securities and Exchange Commission on June 21, 2022 (the “Proxy Statement”).

Holders of 83,244,454 shares of Greenlane’s Common Stock were present in person or represented by proxy at the Annual Meeting. The following are the voting results of the proposals submitted to Greenlane’s stockholders at the Annual Meeting:

Proposal 1: To elect the seven director nominees named in the Proxy Statement.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Nicholas Kovacevich	49,435,608	1,849,482	1,933,992	30,025,372
Donald Hunter	46,892,533	2,963,237	3,363,312	30,025,372

Renah Persofsky	44,806,813	1,752,971	6,659,298	30,025,372
Aaron LoCascio	48,260,983	2,488,609	2,469,490	30,025,372
Adam Schoenfeld	46,964,442	3,885,407	2,369,233	30,025,372
Richard Taney	42,294,191	3,121,599	7,803,292	30,025,372
Jeff Uttz	41,645,255	3,256,595	8,317,232	30,025,372

Proposal 2: To ratify the appointment of Marcum LLP as Greenlane’s independent registered public accounting firm for Greenlane’s fiscal year ending December 31, 2022.

For	Against	Abstain
81,329,893	1,275,680	638,881

Proposal 3: To approve the adoption of an amendment to Greenlane’s Amended and Restated Certificate of Incorporation, to be filed not later than February 10, 2023, to effect a reverse split of Greenlane’s Common Stock at a ratio in the range of 1-for-five to 1-for-20 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board and publicly disclosed prior to the effectiveness of the Reverse Split.

For	Against	Abstain	Broker Non-Votes
75,960,448	7,139,418	144,588	—

Proposal 4: To approve the Second Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
36,241,137	15,918,981	1,058,964	30,025,372

Item 7.01. Regulation FD Disclosure

On August 4, 2021, Greenlane issued a press release announcing the Reverse Split ratio approved by the Board and the date of effectiveness of the Certificate of Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Greenlane under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc., effective August 9, 2022
99.1	Press Release of Greenlane Holdings, Inc. dated August 4, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 4, 2022	By:	/s/ Darshan Dahya
Darshan Dahya
Chief Accounting Officer